UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 7, 2007

RMD TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California	0-51109	72-1530833
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1597 Alamo Road, Holtville, California 92250
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (760) 356-2039

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2007, Arthur de Joya resigned as chief financial officer of RMD Technologies, Inc. (the “Company”), effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMD Technologies, Inc.

/s/ Patrick Galiher
Date: February 9, 2007	Patrick Galiher
President